UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2004

ADVANCED POWER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16047	93-0875072
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 SW Columbia Street,
Bend, Oregon 97702

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:

(541) 382-8028

Check the appropriate box below if the Form 8- filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The Registrant’s media release dated October 21, 2004, regarding financial results for the quarter ended September 30, 2004 and the outlook for the quarter ending December 31, 2004 is attached hereto as Exhibit 99.1. This information is being furnished under Item 2.02 of Form 8-K.

In accordance with general instructions B.2 and B.6 of Form 8-K, the information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information or Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  In addition, this report (including Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this item.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned; thereunto duly authorized this 26th day of October, 2004.

ADVANCED POWER TECHNOLOGY, INC.

BY:	/s/ GREG M. HAUGEN
Greg M. Haugen
Vice President, Finance and Administration,
Chief Financial Officer and Secretary
(Principal Financial Officer)

EXHIBIT LIST

Exhibit No.	Description

99.1	Media Release dated October 21, 2004, “Advanced Power Technology Reports Third Quarter Results and Provides Outlook for the Fourth Quarter.”